August 25, 2004

EDGAR

United States Securities and
Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Form N-CSR
     John Hancock Tax-Advantaged Dividend Income Fund (the "Registrant")

     File No.  811-21416

Ladies and Gentlemen:

Enclosed herewith for filing pursuant to the Investment Company Act of 1940 and the Securities Exchange Act of 1934 is the Registrant's Form N-CSR filing for the period ending June 30, 2004.

If you have any questions or comments regarding this filing, please contact the undersigned at (617) 375-1513.

Sincerely,


/s/Alfred P. Ouellette
Alfred P. Ouellette
Senior Attorney and Assistant Secretary


ITEM 1.  REPORT TO SHAREHOLDERS.

JOHN HANCOCK
Tax-Advantaged Dividend Income Fund

6.30.2004

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chairman, President and Chief Executive Officer of John Hancock Funds, LLC flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 11

For your information
page 21


To Our Shareholders,

I am pleased to be writing to you as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC.

As you may know, John Hancock Financial Services, Inc. -- the parent company of John Hancock Funds -- was acquired by Manulife Financial Corporation on April 28, 2004. Although this change has no impact on the mutual funds you have invested in, it did bring with it some changes in the executive-level management of John Hancock Funds. Specifically, Maureen Ford Goldfarb has decided to step down as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC in order to pursue personal interests, and I was named her replacement. Since her appointment in January 2000, Maureen has provided John Hancock Funds with strong leadership and steady guidance through several years of extremely turbulent market and industry conditions.

Additionally, on May 12, 2004, your fund's Board of Trustees appointed me to the roles of Trustee, President and Chief Executive Officer of your fund. On June 15, 2004, the board also appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by Ms. Goldfarb. This appointment came just in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

As to our backgrounds, I have been in the investment business for over 25 years, most recently as President of Retirement Services at John Hancock Financial Services. My responsibilities included developing and directing the sale of John Hancock's variable and fixed annuity products through a diverse distribution network of banks and broker-dealers -- including wirehouses, regional brokerage houses and financial planners.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Although there has been change in executive-level management, the one thing that never wavers is John Hancock Funds' commitment to placing the needs of our shareholders above all else. We are all dedicated to the task of working with you and your financial advisor to help you reach your long-term financial goals.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of June 30, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks to
provide a high
level of after-tax
total return from
dividend income
and capital appre-
ciation. To meet its
objectives, the
Fund normally
invests at least
80% of its assets
in dividend-paying
common and
preferred securi-
ties that the
Adviser believes
are eligible to
pay dividends
which qualify for
U.S. taxation rates
applicable to long-
term capital gains,
which currently
are taxed at a
maximum rate
of 15%.

Over the period

* The stock market advanced only slightly amid concerns about rising interest rates and geopolitical concerns.

* Financial stocks underperformed, but utility stocks held up better.

* Volatility aided the Fund's ability to pick up attractively valued companies in its initial stages of operation.

[Bar chart with heading "John Hancock Tax-Advantaged Dividend Income Fund." Under the heading is a note that reads "Fund performance for the six months ended June 30, 2004." The chart is scaled in increments of 2% with -4% at the bottom and 0% at the top. The bar represents the -3.50% total return for the Fund. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 issuers

 2.7%   Bank of America Corp.
 2.1%   Dominion Resources, Inc.
 2.1%   Progress Energy, Inc.
 2.1%   DTE Energy Co.
 2.1%   Union Planters Corp.
 2.1%   Ameren Corp.
 2.0%   NSTAR
 2.0%   Royal Bank of Scotland Group Plc
 2.0%   Peoples Energy Corp.
 2.0%   Comerica, Inc.

As a percentage of net assets plus the value of preferred shares on June
30, 2004.

BY GREGORY K. PHELPS, JAMES K. SCHMIDT, CFA, MARK T. MALONEY, AND LISA
A. WELCH FOR THE PORTFOLIO MANAGEMENT TEAM

MANAGERS'
REPORT

JOHN HANCOCK
Tax-Advantaged Dividend Income Fund

Utility and financial common stocks -- the two primary areas of emphasis of John Hancock Tax-Advantaged Dividend Income Fund -- traveled a bumpy road from the inception of the Fund on February 27, 2004 through June 30, 2004. They, like the entire stock market, made little headway as investors were buffeted by the positive news of a strengthening economy on the one hand, and by a list of growing concerns over interest rates, inflation and global political conditions on the other. Financial stocks initially performed reasonably well, bolstered by a string of mergers. But the group wound up underperforming both the broad market and utility stocks during the period because investors viewed them as especially sensitive to rising interest rates, which the Federal Reserve Board raised on June 30th as expected. Utility stocks also battled against the weight of interest rate hike fears. But other more positive developments -- including their ongoing efforts to repair their balance sheets by selling unprofitable, unregulated subsidiaries and reducing debt -- helped stabilize their returns. The performance of preferred stocks -- which are a secondary focus of the Fund -- was lackluster as they were range-bound by changing expectations about the economy, inflation and interest rates.

"Utility and financial com
 mon stocks...traveled a
 bumpy road from the
 inception of the Fund..."

FUND PERFORMANCE

From its inception on February 27, 2004 through June 30, 2004, John Hancock Tax-Advantaged Dividend Income Fund returned -3.50% at net asset value. Over the same period, the Standard & Poor's 500 Index returned 0.19%.

BUILDING THE PORTFOLIO

Although the volatility that characterized the stock market during the initial stages of investing the portfolio was challenging over the short term, it held a silver lining of sorts for investors with a long-term view. It afforded us the opportunity to take a gradual approach to finding companies we liked at prices we felt were below their fair value.

[Photos of Greg Phelps, Jim Schmidt, Mark Maloney and Lisa Welch flush right at top of page.]

Of particular interest to us during the start-up stage of the Fund were utility common stocks, which benefited from slow but steady improvement in balance sheets and a number of dividend increases across the industry, as management responded to better financial conditions and the new federal 15% tax on qualified dividends. Given that backdrop, we invested in companies such as Dominion Resources, which was one of our best performers during the period. The company, a fully integrated gas and electric holding company, benefited from strong results from its regulated electric operation, as well as from improving trends in its gas operations due to rising energy prices. Another positive contributor was KeySpan Corp., one of the largest natural gas distribution utilities in the country. Our holdings in KeySpan were boosted by a combination of rising energy prices and the company's efforts to sell assets and pay down debt, which was seen by many investors as a precursor to higher dividends down the road. Higher oil and natural gas prices also helped boost our stake in Peoples Energy Corp., a holding company whose income is derived principally from its regulated utility subsidiaries, which are primarily engaged in the sale and transportation of natural gas to residential, commercial and industrial customers in Chicago and the northeast section of Illinois.

FINANCIALS: SEARCH FOR DIVIDENDS

Within the banking/financial sector, we built a substantial stake in banks such as Bank of America, which also was one of our best performers during the period. The number two U.S. bank was boosted in part by its announcement of a two-for-one stock split and a 12.5% increase in its quarterly dividend. Banks that were targeted in mergers -- such as the acquisition of Community First Bankshares by Bancwest Corporation -- also performed well. The current merger renaissance reaffirms two of our theses: that banks perceive there to be value in bank branch networks and that there are still too many banks -- currently around 8,000 -- that will inevitably consolidate to a more workable level of about 4,000 nationwide.

[Table at top left-hand side of page entitled "Top five industry groups 1." The first listing is Utilities 50%, the second is Banks--United States
26%, the third is Broker services 3%, the fourth is Finance 3% and the fifth is Oil & gas 2%.]

PREFERRED STOCKS LACKLUSTER

Most of our preferred stock holdings got caught up in the interest rate malaise that troubled the group during the period. Even high-quality holdings that produced good dividends -- such as Royal Bank of Scotland -- couldn't overcome the challenges that daunted the sector. But a few were able to buck the trend. Our holdings in Xcel Energy, for example, performed relatively well. We were able to buy the stock when it was selling at a significant discount to its par value. Since then, it has risen in response to a credit rating upgrade and its attractive level of tax-advantaged dividends.

[Pie chart at middle of page with heading "Portfolio diversification 1." The chart is divided into three sections (from top to left): Common stocks 70%, Preferred stocks 19% and Short-term investments & other 11%.]

OUTLOOK

On the very last day of the Fund's semiannual period, the Fed -- as anticipated -- raised short-term rates by one-quarter of a percentage point. In doing so, the Fed also reassured investors by saying it would continue to maintain a "measured" approach to future rate hikes, erasing current worries about rates moving too high too fast. Given those comments, plus the fact that there are some signs that the economy is already beginning to cool -- including reduced auto sales and mortgage refinancing -- we think that future interest rate hikes will be small and gradual. To the extent that the many economic and geopolitical crosscurrents remain unsettled as they are currently, the higher-yielding tax-advantaged common and preferred stocks that the Fund emphasizes should benefit. We continue to be optimistic about the prospects for financial stocks. The banking sector continues to generate a lot of excess capital. We believe that one of the uses of this excess capital will be to continue paying dividends to bank shareholders. We also think that large, diversified banks will perform well, especially in comparison to the smaller regionals that focus on traditional banking activities. Commercial loan growth remains sluggish, but we think it could pick up later this year. Finally, given our belief that "mergers beget mergers," we believe that merger activity will continue to be strong, especially among banks. As for utility stocks, our outlook is favorable. The utility companies' improving financial health is likely to continue to catch the eye of investors seeking dividend-producing stocks.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Dominion Resources followed by an up arrow with the phrase "Rising energy prices boost financial performance." The second listing is Bank of America followed by an up arrow with the phrase "Stock split and dividend hike help stock price." The third listing is Royal Bank of Scotland followed by a down arrow with the phrase "Preferred stock market malaise weighs on share price."]

"We believe that one of
 the uses of this excess
 capital will be to continue
 paying dividends to
 bank shareholders."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest at least 25% of its managed assets in securities of companies in each of the utilities and financial services industries. Such an investment concentration makes the Fund more susceptible than a broader diversified fund to factors adversely affecting the utilities and financial industries. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund's portfolio on June 30, 2004.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2004
(unaudited)

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER                                                                                         SHARES           VALUE
COMMON STOCKS 105.87%                                                                                    $806,192,855
(Cost $813,984,813)

Banks -- United States 36.06%                                                                             274,562,952
AmSouth Bancorp.                                                                              775,000      19,739,250
Bank of America Corp.                                                                         365,000      30,886,300
Bank One Corp.                                                                                215,000      10,965,000
BB&T Corp.                                                                                    495,000      18,300,150
Colonial BancGroup, Inc. (The)                                                                275,000       4,996,750
Comerica, Inc.                                                                                411,900      22,605,072
Community First Bankshares, Inc.                                                              180,000       5,794,200
F.N.B. Corp.                                                                                  190,000       3,876,000
First Horizon National Corp.                                                                  290,000      13,186,300
FirstMerit Corp.                                                                              365,000       9,625,050
Hudson United Bancorp.                                                                        195,000       7,269,600
KeyCorp                                                                                       749,000      22,387,610
National City Corp.                                                                           505,000      17,680,050
PNC Financial Services Group                                                                  335,000      17,781,800
Susquehanna Bancshares, Inc.                                                                  275,000       6,919,000
U.S. Bancorp                                                                                  582,000      16,039,920
Union Planters Corp.                                                                          795,000      23,698,950
Wachovia Corp.                                                                                230,000      10,235,000
Wells Fargo & Co.                                                                             130,000       7,439,900
Whitney Holding Corp.                                                                         115,000       5,137,050

Finance 3.57%                                                                                              27,180,120
Citigroup, Inc.                                                                               145,000       6,742,500
People's Bank                                                                                 150,000       4,672,500
Washington Mutual, Inc.                                                                       408,000      15,765,120

Oil & Gas 1.71%                                                                                            13,032,170
BP Plc, American Depositary Receipts (ADR) (United Kingdom)                                    25,000       1,339,250
ChevronTexaco Corp.                                                                            72,000       6,775,920
Shell Transport & Trading Co. Plc, ADR (United Kingdom)                                       110,000       4,917,000

Telecommunications 1.99%                                                                                   15,190,035
SBC Communications, Inc.                                                                      605,500      14,683,375
Verizon Communications, Inc.                                                                   14,000         506,660

See notes to
financial statements.


6


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Utilities 62.54%                                                                                         $476,227,578
Alliant Energy Corp.                                                                           50,000       1,304,000
Ameren Corp.                                                                                  551,100      23,675,256
American Electric Power Co., Inc.                                                             264,000       8,448,000
Atmos Energy Corp.                                                                            658,000      16,844,800
Black Hills Corp.                                                                             307,000       9,670,500
CH Energy Group, Inc.                                                                         277,100      12,868,524
Cinergy Corp.                                                                                 528,300      20,075,400
Consolidated Edison, Inc.                                                                     525,100      20,877,976
Dominion Resources, Inc.                                                                      385,000      24,285,800
DTE Energy Co.                                                                                475,000      19,256,500
Duke Energy Corp.                                                                             423,400       8,590,786
Empire District Electric Co. (The)                                                            428,400       8,615,124
Energy East Corp.                                                                             150,000       3,637,500
Entergy Corp.                                                                                  10,000         560,100
FPL Group, Inc.                                                                                 9,000         575,550
Great Plains Energy, Inc.                                                                      18,500         549,450
KeySpan Corp.                                                                                 565,800      20,764,860
National Fuel Gas Co.                                                                         368,000       9,200,000
NiSource, Inc.                                                                                335,400       6,915,948
Northwest Natural Gas Co.                                                                     248,000       7,564,000
NSTAR                                                                                         488,000      23,365,440
OGE Energy Corp.                                                                              867,600      22,097,772
ONEOK, Inc.                                                                                   716,600      15,758,034
Peoples Energy Corp.                                                                          537,000      22,634,550
Piedmont Natural Gas Co., Inc.                                                                 90,000       3,843,000
Pinnacle West Capital Corp.                                                                   230,000       9,289,700
Progress Energy, Inc.                                                                         549,600      24,209,880
Public Service Enterprise Group, Inc.                                                         444,700      17,801,341
Puget Energy, Inc.                                                                            598,000      13,102,180
SCANA Corp.                                                                                   241,000       8,765,170
Scottish Power Plc, ADR (United Kingdom)                                                      533,000      15,728,830
Southern Co. (The)                                                                            516,400      15,053,060
TECO Energy, Inc.                                                                              40,000         479,600
Vectren Corp.                                                                                 595,300      14,936,077
Westar Energy, Inc.                                                                           425,000       8,461,750
WGL Holdings, Inc.                                                                            380,500      10,927,960
WPS Resources Corp.                                                                           373,000      17,288,550
Xcel Energy, Inc.                                                                             491,000       8,204,610

See notes to
financial statements.


7


FINANCIAL STATEMENTS

                                                                                 CREDIT
ISSUER, DESCRIPTION                                                              RATING*       SHARES           VALUE
PREFERRED STOCKS 28.59%                                                                                  $217,702,053
(Cost $239,528,211)

Banks -- Foreign 3.29%                                                                                     25,057,905
Abbey National Plc, 7.375%, Depositary Shares,
Ser B (United Kingdom)                                                           A-            84,700       2,214,905
Royal Bank of Scotland Group Plc, 5.75%, Ser B
(United Kingdom)                                                                 A          1,060,000      22,843,000

Banks -- United States 3.36%                                                                               25,564,500
ABN AMRO Capital Funding Trust V, 5.90%                                          A            140,000       2,993,200
ABN AMRO Capital Funding Trust VII, 6.08%                                        A            950,000      21,166,000
J.P. Morgan Chase Capital XI, 5.875%                                             A-            65,000       1,405,300
Broker Services 4.82%                                                                                      36,708,825
Bear Stearns Cos., Inc. (The), 5.49%,
Depositary Shares, Ser G                                                         BBB          249,800      11,328,430
Bear Stearns Cos., Inc. (The), 5.72%,
Depositary Shares, Ser F                                                         BBB          126,700       5,885,215
Lehman Brothers Holdings, Inc., 5.67%,
Depositary Shares, Ser D                                                         BBB+          56,000       2,548,000
Lehman Brothers Holdings, Inc., 5.94%,
Depositary Shares, Ser C                                                         BBB+         254,160      12,009,060
Lehman Brothers Holdings, Inc., 6.50%,
Depositary Shares, Ser F                                                         BBB+         193,500       4,938,120

Finance 0.29%                                                                                               2,198,282
General Electric Capital Corp., 6.10%                                            AAA           38,100         915,924
SLM Corp., 6.97%, Ser A                                                          BBB+          24,200       1,282,358

Government -- U.S. Agencies 1.45%                                                                          11,011,801
Fannie Mae, 4.75%, Ser M                                                         AA-           20,000         810,200
Fannie Mae, 5.10%, Ser E                                                         AA-           24,300       1,215,761
Fannie Mae, 5.125%, Ser L                                                        AA-          124,000       5,468,400
Fannie Mae, 5.375%, Ser I                                                        AA-           76,800       3,517,440

Insurance 0.64%                                                                                             4,873,614
ING Groep N.V., 6.20% (Netherlands)                                              A-           105,100       2,432,014
RenaissanceRe Holdings Ltd., 6.08%, Ser C (Bermuda)                              BBB+         112,000       2,441,600

Oil & Gas 1.72%                                                                                            13,117,000
Devon Energy Corp., 6.49%, Ser A                                                 BBB-         130,000      13,117,000

Utilities 13.02%                                                                                           99,170,126
Alabama Power Co., 5.20%                                                         BBB+         145,000       3,401,700
Alabama Power Co., 5.30% (Class A)                                               BBB+         213,000       4,892,354
Carolina Power & Light Co., $5.44                                                BB+          110,991       9,545,226
Connecticut Light & Power Co., $3.24, Ser 68G                                    BBB-          11,450         567,133
Connecticut Light & Power Co., 5.28%, Ser 1967                                   BBB-          18,294         738,049

See notes to
financial statements.


8


FINANCIAL STATEMENTS

                                                                                 CREDIT
ISSUER, DESCRIPTION                                                              RATING*       SHARES           VALUE
Utilities (continued)
Connecticut Light & Power Co., 6.56%, Ser 1968                                   BBB-           5,842         296,116
DTE Energy Co., 8.75%, Conv                                                      BBB          187,000       4,693,700
Duquesne Light Co., 6.50%                                                        BB+          200,000       9,950,000
El Paso Tennessee Pipeline Co., 8.25%, Ser A                                     CCC-         300,000      12,937,500
Entergy Arkansas, Inc., 4.56%                                                    BB+            8,515         571,836
Entergy Arkansas, Inc., 4.56%, Ser 1965                                          BB+            9,818         659,341
Entergy Arkansas, Inc., $6.08                                                    BB+            9,808         878,123
Entergy Gulf States, Inc., $7.56                                                 BB            28,022       2,690,112
Entergy Louisiana, Inc., 5.16%                                                   BB+           12,044         925,883
Entergy Mississippi, Inc., 4.92%                                                 BB+            7,884         577,750
FPL Group Capital Trust I, 5.875%                                                BBB+         348,200       7,573,350
Interstate Power & Light Co., 7.10%, Ser C                                       BBB-          15,000         387,300
Interstate Power & Light Co., 8.375%, Ser B                                      BBB-         233,000       7,425,710
KeySpan Corp., 8.75%, Conv                                                       A             27,500       1,421,750
Monongahela Power Co., $7.73, Ser L                                              CCC+          33,143       3,024,299
Northern Indiana Public Service Co., 4.50%                                       BB+           28,615       2,146,125
Northern Indiana Public Service Co., 4.88%                                       BB+            7,616         619,514
Ohio Edison Co., 4.56%                                                           BB            15,125       1,100,344
Public Service Electric & Gas Co., 5.05%, Ser D                                  BB+           11,800         957,216
Public Service Electric & Gas Co., 5.28%, Ser E                                  BB+           21,930       1,860,103
South Carolina Electric & Gas Co., 6.52%                                         Baa1          20,000       2,074,376
Southern Union Co., 7.55%                                                        BB+          305,000       8,052,000
Union Electric Co., $4.50                                                        BBB           10,370         746,640
Wisconsin Power & Light Co., 4.50%                                               BBB            4,600         354,200
Xcel Energy, Inc., $4.08, Ser B                                                  BB+           66,070       4,276,050
Xcel Energy, Inc., $4.56, Ser G                                                                53,590       3,826,326


                                                                   INTEREST      CREDIT     PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                 RATE          RATING*  (000S OMITTED)       VALUE
SHORT-TERM INVESTMENTS 17.15%                                                                            $130,600,000
(Cost $130,600,000)

Government -- U.S. Agencies 17.15%
Federal Home Loan Bank, Disc Note 07-01-04                         1.250%        Aaa         $130,600     130,600,000

TOTAL INVESTMENTS 151.61%                                                                              $1,154,494,908

OTHER ASSETS AND LIABILITIES, NET (51.61%)                                                              ($392,982,452)

TOTAL NET ASSETS 100.00%                                                                                 $761,512,456


See notes to
financial statements.

FINANCIAL STATEMENTS

Notes to Schedule of Investments

* Credit ratings are unaudited and are rated by Moody's Investors Service where Standard and Poor's ratings are not available.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

June 30, 2004
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $1,184,113,024)                     $1,154,494,908
Cash                                                                   77,871
Cash segregated for futures contracts                                 340,000
Receivable for investments sold                                     2,000,953
Dividends receivable                                                3,163,912
Other assets                                                              682

Total assets                                                    1,160,078,326

LIABILITIES
Payable for investments purchased                                  17,324,495
Payable for futures variation margin                                  201,563
Payable to affiliates
Management fees                                                        17,071
Other                                                                  24,658
Other payables and accrued expenses                                   977,670

Total liabilities                                                  18,545,457
Auction Preferred Shares (APS), at value,
unlimited number of shares of beneficial interest
authorized with no par value, 15,200 shares issued,
liquidation preference of $25,000 per share                       380,020,413

NET ASSETS
Common shares capital paid-in                                     798,588,002
Accumulated net realized loss on investments
and financial futures contracts                                    (8,258,092)
Net unrealized depreciation of investments and
financial futures contracts                                       (30,006,586)
Accumulated net investment income                                   1,189,132

Net assets                                                       $761,512,456

NET ASSET VALUE PER COMMON SHARE
Based on 42,077,487 shares of beneficial interest
outstanding -- unlimited number of shares authorized
with no par value                                                      $18.10

1 Inception period from 2-27-04 through 6-30-04. Unaudited.

2 Includes accumulated net investment income of $1,189,132.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
June 30, 2004
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                         $16,035,475
Interest                                                              583,319

Total investment income                                            16,618,794

EXPENSES
Investment management fees                                          2,379,383
Custodian fees                                                        177,785
APS auction fees                                                      114,760
Accounting and legal services fees                                     81,683
Professional fees                                                      76,638
Printing                                                               64,769
Transfer agent fees                                                    50,664
Organization expense                                                   43,000
Trustees' fees                                                         18,194
Miscellaneous                                                           9,002
Registration and filing fees                                              108

Total expenses                                                      3,015,986
Less expense reductions                                              (634,502)

Net expenses                                                        2,381,484

Net investment income                                              14,237,310

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                        (8,880,854)
Financial futures contracts                                           622,762

Change in net unrealized appreciation (depreciation) of
Investments                                                       (29,618,116)
Financial futures contracts                                          (388,470)

Net realized and unrealized loss                                  (38,264,678)

Distribution to APS                                                  (841,499)

Decrease in net assets from operations                           ($24,868,867)

1 Inception period from 2-27-04 through 6-30-04.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows
how the value
of the Fund's
net assets has
changed since
inception of the
Fund. The differ-
ence reflects
earnings less
expenses, any
investment gains
and losses,
distributions
paid to share-
holders and any
increase or
decrease due to
the issuance of
common shares.
                                                                       PERIOD
                                                                        ENDED
                                                                      6-30-04 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                                             $14,237,310
Net realized loss                                                  (8,258,092)
Change in net unrealized depreciation                             (30,006,586)
Distributions to APS                                                 (841,499)

Decrease in net assets
resulting from operations                                         (24,868,867)

Distributions to common shareholders
From net investment income                                        (12,206,679)

From Fund share transactions                                      798,588,002

NET ASSETS

End of period 2                                                  $761,512,456

1 Inception period from 2-27-04 through 6-30-04. Unaudited.

2 Includes accumulated net investment income of $1,189,132.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since inception of the Fund.

PERIOD ENDED                                                         6-30-04 1

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                  $19.10 2
Net investment income 3                                                 0.35
Net realized and unrealized loss on investments                        (0.91)
Distributions to APS                                                   (0.03)
Total from investment operations                                       (0.59)
Less distributions to common shareholders
From net investment income                                             (0.29)
Capital charges
Offering costs related to common shares                                (0.02)
Offering costs and underwriting discounts related to APS               (0.10)
Net asset value, end of period                                        $18.10
Per share market value, end of period                                 $16.12
Total return at market value 4,5 (%)                                  (18.05) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common shares, end of period (in millions)     $762
Ratio of expenses to average net assets 7 (%)                           0.93 8
Ratio of adjusted expenses to average net assets 9 (%)                  1.18 8
Ratio of net investment income to average net assets 10 (%)             5.56 8
Portfolio turnover (%)                                                    26

SENIOR SECURITIES
Total value of APS outstanding (in millions)                            $380
Involuntary liquidation preference per unit (in thousands)               $25
Average market value per unit (in thousands)                             $25
Asset coverage per unit 11                                           $73,814

 1 Inception period from 2-27-04 through 6-30-04. Unaudited.

 2 Reflects the deduction of $0.90 per share sales load.

 3 Based on the average of the shares outstanding.

 4 Assumes dividend reinvestment and a purchase at $20.01 per share on the inception date and a sale at the current market price on the last day of the period.

 5 Total return would have been lower had certain expenses not been reduced during the period shown.

 6 Not annualized.

 7 Ratio calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 0.75%.

 8 Annualized.

 9 Ratio calculated on the basis of expenses relative to the average net assets of common shares, that does not take into consideration expense reductions during the period shown. Without the exclusion of preferred shares, the annualized adjusted ratio of expenses would have been 0.95%.

10 Ratio calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 4.49%.

11 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing that amount by the number of APS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Tax-Advantaged Dividend Income Fund (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Organization expense and
offering costs

Expenses incurred in connection with the organization of the Fund, which amounted to $43,000, have been borne by the Fund. Offering costs of $867,000 related to common shares and offering costs of $425,000 incurred in connection with the preferred shares were charged to the Fund's capital paid-in.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund's instruments. At the time the Fund enters into financial futures contracts, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this "mark to market" are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of financial futures contracts. On June 30, 2004, the Fund had deposited $340,000 in a segregated account to cover margin requirements on open financial futures contracts.

The Fund had the following financial futures contracts open on June 30, 2004:

                             NUMBER OF
OPEN CONTRACTS               CONTRACTS   POSITION   EXPIRATION   DEPRECIATION
------------------------------------------------------------------------------
U.S. Treasury 10-year Note   150         Short      Sep 04         ($193,238)
U.S. Treasury Bond           100         Short      Sep 04          (195,232)
                                                                   ($388,470)

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the"Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc. Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.75% of the Fund's average daily net asset value and the value attributable to the Auction Preferred Shares (collectively, "managed assets").

The Adviser has contractually agreed to limit the Fund's management fee to the following: 0.55% of the Fund's average daily managed assets until the fifth anniversary of the commencement of the Fund's operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year and 0.70% of average daily managed assets in the eighth year. Accordingly, the expense reductions related to the reduction in the management fee amounted to $634,502 for the period ended June 30, 2004. After the eighth year, the Adviser will no longer waive a portion of the management fee.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $81,683. The Fund also paid the Adviser the amount of $110 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

Common shares

This listing illustrates the number of Fund shares sold, offering costs and underwriting discount charged to capital paid-in, distributions reinvestments, reclassification of the Fund's capital accounts and the number of common shares outstanding at the beginning and end of the period, along with the corresponding dollar value.


                                                                PERIOD ENDED 6-30-04 1
                                                             SHARES           AMOUNT
Shares sold                                              42,077,487     $803,680,002 2
Offering cost related to common shares                           --         (867,000)
Offering costs and underwriting discount related to
Auction Preferred Shares                                         --       (4,225,000)
Net increase                                             42,077,487     $798,588,002

1 Inception period from 2-27-04 through 6-30-04.

2 Net of $0.90 per share sales load of the initial offering price of $20.00 per share.

Auction preferred shares

The Fund issued total of 15,200 Auction Preferred Shares (3,800 shares of Series M, 3,800 shares of Series W, 3,800 of shares of Series TH and 3,800 shares of Series F) (collectively, the "APS") on May 3, 2004, in a public offering. The underwriting discount of $3,800,000 has been charged to capital paid-in of common shares.

Dividends on the APS, which accrue daily, are cumulative at a rate that was established at the offering of the APS and has been reset every 7 days thereafter by an auction (except for the Series TH, for which the initial reset date will be October 28, 2004). Dividend rates on APS ranged from 1.15% to 1.60% during the period ended June 30, 2004. Accrued dividends on APS are included in the value of APS on the Fund's Statement of Assets and Liabilities.

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the APS as defined in the Fund's by-laws. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shareholders have equal voting rights of one vote per share, except that the holders of the APS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the APS and common shareholders.

NOTE D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2004, aggregated $1,238,235,488 and $175,841,610 respectively.

The cost of investments owned on June 30, 2004, including short-term investments, for federal income tax purposes, was $1,184,113,024. Gross unrealized appreciation and depreciation of investments aggregated $7,705,738 and $37,323,854, respectively, resulting in net unrealized depreciation of $29,618,116.

INVESTMENT
OBJECTIVE
AND POLICY

The Fund's investment objective is to provide a high level of after-tax total return from dividend income and capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in dividend-paying common and preferred securities that the Adviser believes at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% ("tax-advantaged dividends"). Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its common shareholders.

DIVIDEND
REINVESTMENT PLAN

The Fund offers its shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the "Plan Agent"), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check and mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend-disbursing agent. Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to, or exceeds, their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market, plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased, as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on the 1099-DIV should be: (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER
COMMUNICATION
AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

FOR YOUR
INFORMATION

TRUSTEES

Charles L. Ladner, Chairman*
James F. Carlin
William H. Cunningham
Ronald R. Dion
Dr. John A. Moore*
Patti McGill Peterson*
Steven R. Pruchansky
James A. Shepherdson
Lt. Gen. Norman H. Smith,
USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS
James A. Shepherdson
President and
Chief Executive Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND DISBURSER

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

TRANSFER AGENT
FOR APS

Deutsche Bank Trust Company Americas
280 Park Avenue
New York, New York 10017

LEGAL COUNSEL

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL

Listed New York Stock Exchange:
HTD

For shareholder assistance refer to page 20


HOW TO
CONTACT US

On the Internet                     www.jhfunds.com

By regular mail                     Mellon Investor Services
                                    85 Challenger Road
                                    Overpeck Centre
                                    Ridgefield Park, NJ 07660

Customer service representatives    1-800-852-0218

Portfolio commentary                1-800-344-7054

24-hour automated information       1-800-843-0090

TDD Line                            1-800-231-5469

The Fund's proxy voting policies and procedures are available without charge, upon request:

By phone                            1-800-225-5291

On the Fund's Web site              www.jhfunds.com/proxy

On the SEC's Web site               www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-843-0090 EASI-Line
1-800-231-5469 (TDD)
www.jhfunds.com

------------------
PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS
------------------


P13SA  6/04
       8/04

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached
"John Hancock Funds - Administration Committee Charter".

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter".

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Dividend Income Fund

By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:  August 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
    -------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:  August 25, 2004

By:
    -----------------------
    Richard A. Brown
    Senior Vice President and Chief Financial Officer

Date:  August 25, 2004